Fees Summary	Nov. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	229,281.04
Total Transaction Valuation	1,660,253,730.00
Total Offset Amount	91,268.55
Net Fee	$ 138,012.49